                      UNITED STATES
        SECURITIES AND EXCHANGE COMMISSION Washington,
                       D.C. 20549



                        FORM 8-K

                     CURRENT REPORT

               Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)  April 3, 1998

                    Casino Journal Publishing Group, Inc.
                      (formerly Gaming Venture Corp., U.S.A.
         Exact name of Registrant as specified in its charter)

          NEVADA                                           22-3378922
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization                        Identification Number)

177 Main Street, Suite 312, Fort Lee, NJ                          07024
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (201) 927-4642

Item 1.   Changes in Control of Registrant

Item 2.   Acquisition or Disposition of Assets.     On April 3, 1998, the
Company and its combined affiliates merged with Gaming Venture Corp., U.S.A., A Nevada corporation ("Gaming"). The Company and its combined affiliates
became wholly-owned subsidiaries of Gaming, the legal acquiror.   As the
Company's and its combined affiliates' shareholders acquired approximately 65% of Gaming's outstanding voting shares, the merger was accounted for as a reverse acquisition of Gaming by the Company, the accounting acquiror in the transaction.

The total cost of the acquisition was #3,331,235, consisting of the purchase price of #3,217,468, measure by the 1,608,734 common shares retained by the Gaming's shareholders at their fair value at the closing date of $2.00 per share, plus transaction costs of $113,767.

Item 3. Bankruptcy or Receivership.     None.

Item 4. Changes in Registrant's Certifying Accountant.     No.

Item 5. Other Events.     None.

Item 6. Resignation of Registrant's Directors.     None.

Item 7. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.


        CASINO JOURNAL PUBLISHING GROUP, INC. AND SUBSIDIARIES - NOTE
1
                         CONSOLIDATED BALANCE SHEET

                               MARCH 31, 1998
                                 (Unaudited)


                                   ASSETS
Current assets___
   Cash and cash equivalents                       $1,176,841__
   Accounts receivable                                779,703__
   Investment in marketable securities                 58,240__
   Inventories_                                        34,779_
   Loans receivable, employees                          7,763__
   Prepaid expenses                                   288,726_____
                                                   ----------
Total current assets                                2,346,052_____

Property and equipment - at cost,
  less accumulated depreciation_                      264,991____

Other investments_                                  1,093,505__
Goodwill_                                           1,335,767__
Loan receivable, shareholders and related parties     564,655__
Other assets                                           46,337______
                                                   ----------
                                                   $5,651,307_____
                                                   ==========

                    LIABILITIES AND SHAREHOLDERS' EQUITY_____

Current liabilities__
  Note payable_                                     $200,000__
  Accounts payable                                 1,208,480__
  Current portion of deferred
    subscription revenues                            771,194__
  Deferred income, trade show                        206,260_
 _Loan payable, automobile                             3,916____
                                                   ---------
Total current liabilities                          2,389,850____
                                                   ---------_
Deferred subscription revenues,
  less current portion                               478,190____
                                                   ---------_
Minority interest in American gaming Summit, LLC      30,557_____
                                                   ---------
Shareholders' equity___
  Common stock_                                        4,609__
  Additional paid-in capital                       3,241,425__
  Accumulated deficit                               (493,324)
                                                   ---------
                                                   2,752,710
                                                   ---------
                                                  $5,651,307_
                                                   =========

   See accompanying notes to financial statements

     CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES - NOTE 1
                 COMBINED STATEMENT OF OPERATIONS
           THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                       (Unaudited)

_                                                 1998          1997
	______
Revenues_                                      $2,080,334    $1,680,204______
Direct costs                                    1,153,209       780,430
                                               ----------    ----------______
Gross profit_                                     927,125       899,774_____
_General and administrative expenses            1,087,470       780,567
                                               ----------    ----------______
Income (loss) from operations                    (160,345)      119,207______
Other expenses_                                   (24,151)      (31,067)_
                                               ----------    ----------____
_Net income (loss)                              $(184,496)      $88,140_
                                               ==========    ==========________
_Pro forma income data (unaudited)____
Income before income taxes, as reported_                        $88,140__
Pro forma income taxes                                           13,000
                                                                -------_____

_Pro forma net income                                           $75,140_
                                                                =======_____

Basic and diluted income per share (pro forma)                     $.03_
                                                                =======____

_Shares used in the calculation of income per share           3,000,000__
                                                              =========

See accompanying notes to financial statements

           CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES - NOTE
1
                           COMBINED STATEMENT OF CASH FLOWS
                     THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                                         (Unaudited)

                                                           1998          1997
                                                                            __
Cash flows from operating activities____
  Net income (loss)                                      $(84,496)     $88,140__
  Adjustments to reconcile net income (loss) to net cash____
   provided by (used in) operating activities____
     Depreciation and amortization_                        13,998_      10,957__
     Minority interest in earnings of American ____
       Gaming Summit, LLC_                                    739       _2,154__
   Changes in assets and liabilities____
       accounts receivable_                               131,063_     (23,457)__
       Inventories_                                        (1,254)_          -__
       prepaid expenses_	                              (283,015)_    (17,025)__
       organization costs_                                      -_      (1,098)__
       other assets                                      _(95,948)_    (35,903)__
       accounts payable_	                                74,386_    (142,889)__
       deferred revenues                                 _254,421_     215,626______
                                                          -------      -------
Net cash provided by (used in) operating activities_	    (90,106)     _96,505______
                                                          -------      -------
Cash flows from investing activities____
  Loans receivable, shareholders and related parties_    (184,333)_    (26,873)__
  loans receivable, employees_                             (1,102)_      4,752__
  Additions to property and equipment                     (42,111)    _(12,436)__
  Investments in marketable securities_                       232           _-	______
                                                          -------      -------
Net cash used in investing activities_                   (227,314)_    (34,557)______
                                                          -------      --------
Cash flows from financing activities
  Notes payable_                                          200,000_      (46,907)__
  Principal payments on loan payable, automobile_          (5,109)           _-__
  Dividends paid_	                                        (62,350)_     (90,000)__
  Dividends paid to minority interest_                          -       (20,000)_____
                                                          -------      --------
_Net cash provided by (used in) financing activities_      132,541_    (156,907)_____
                                                          --------     --------
Net decrease in cash and cash equivalents_	             (184,879)_    (94,959)_____

Cash and cash equivalents, beginning of period_            334,355_     412,546______
                                                           -------      -------
Cash and cash equivalents, end of period_                 $149,476_    $317,587_____
                                                          ========     ========
Supplemental cash flow disclosures___
_Interest paid_                                            $10,027_      $7,850_
                                                   _      ========     ========

See accompanying notes to financial statement

             CASINO JOURNAL PUBLISHING GROUP, INC. AND SUBSIDIARIES
                         NOTES TO FINANCIAL STATEMENTS

1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Acquisition

On April 3, 1998, the Company and its combined affiliates merged with Gaming Venture Corp., U.S.A., a Nevada corporation ("Gaming"). The Company and its combined affiliates became wholly-owned subsidiaries of Gaming, the legal acquiror. As the Company's and its combined affiliates' shareholders acquired approximately 65% of Gaming's outstanding voting shares, the merger was accounted for as a reverse acquisition of Gaming by the Company, the accounting acquiror in the transaction.

The total cost of the acquisition was $3,331,235, consisting of the purchase price of $3,217,468, measured by the 1,608,734 common shares retained by Gaming's shareholders at their fair value at the closing date of $2.00 per share, plus transaction costs of $113,767.

Simultaneous with the acquisition, Gaming changed its name to Casino Journal Publishing Group, Inc.

Basis of Presentation

The accompanying unaudited consolidated balance sheet gives effect to the merger which occurred on April 3, 1998 by including the accounts of the Company and Gaming as of that date. The combined statements of operations and cash flows include the accounts of the Company only (exclusive of Gaming). All significant intercompany transactions and balances have been eliminated.

The financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and applicable SEC regulations. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. The accompanying financial statements should be read in conjunction with the Company's audited financial statements for the year ended December 31, 1997.


Goodwill

Goodwill represents the cost in excess of fair value of the net assets acquired in the merger transaction, and will be amortized over 15 years.

Income Per Share (Pro Forma)

Income per share for the three months ended March 31, 1997 has been computed on a pro forma basis by dividing net income by 3,000,000 shares, which represents the number of shares of Gaming to be issued to the shareholders of the Company.

Direct-Response Advertising

The Company has capitalized the cost of a direct-response advertising campaign for magazine subscriptions. The capitalized costs are amortized over the period in which revenues from the campaign are earned. At March 31, 1998, $280,000 of direct-response advertising costs was included in prepaid expenses.


2 - NOTE PAYABLE

The note payable of $200,000 is a demand note and requires monthly payments of interest only, commencing May 1, 1998, at First Union National Bank's prime rate plus 1%. Marketable securities owned by a shareholder are collateral for the note.


3 - RELATED PARTY TRANSACTIONS

The Company rents two office facilities from a shareholder, one of them on a month-to-month basis. The other space is occupied pursuant to a ten-year lease which began on June 1, 1997 and requires annual rent payments of $120,000. Total related party rent expense was $35,403 and $3,524 for the three months ended March 31, 1998 and 1997, respectively.

3 - RELATED PARTY TRANSACTIONS (Continued)

Loans receivable, shareholders and related parties include loans to the majority shareholder of $415,337 at March 31, 1998. Also included are a loan of $35,210 receivable from a member of a shareholder's family and a loan of $114,108 receivable from a shareholder of one of the subsidiaries.

There was no interest income for the three month periods ended March 31, 1998 and 1997.

4 - COMPREHENSIVE INCOME

Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS No. 130 requires that all items that meet the definition of a component of comprehensive income be reported in a financial statement for the fiscal period in which they are recognized and the total amount of comprehensive income be prominently displayed in that same financial statement. Comprehensive income is defined to include not only net income or loss, but also the change in equity of a business enterprise during a period from transactions and other events and circumstances from nonowner sources. There were no items of other comprehensive income for the three months ended March 31, 1998 and 1997, and the Company's total comprehensive income or loss is equal to its net income or loss for the periods. Adoption of SFAS No. 130 has no impact on net income or shareholders' equity.

                     INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS OF CASINO JOURNAL PUBLISHING GROUP, INC.
AND AFFILIATES


	We have audited the accompanying combined balance sheet of CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES as of December 31, 1997 and
1996, and the related combined statements of income, changes in shareholders' equity (deficiency) and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES as of December 31, 1997 and
1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


Friedman Alpren & Green LLP


New York, New York
June 12, 1998

          CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
                       COMBINED BALANCE SHEET
                       DECEMBER 31, 1997 AND 1996
                                  ASSETS

                                                           1997              1996
Current assets
   Cash                                                  $334,355           $412,546
  Accounts receivable                                     837,176            925,627
  Investment in marketable securities                      26,567             24,177
  Inventories                                              33,525             22,128
  Loans receivable, employees                               6,661             25,914
  Prepaid expenses and taxes                                5,711             15,004
                                                        ---------          ---------
Total current assets                                    1,243,995_         1,425,396_

Property and equipment - at cost, less accumulated
  depreciation and amortization                            217,491           150,463

Loan receivable, shareholders and related parties          380,322           610,841
Other assets                                                47,683            27,016
                                                        ----------        ----------
                                                        $1,889,491        $2,213,716
                                                        ==========        ==========
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
  Accounts payable and accrued expenses                 $1,051,609          $874,698
  Note payable                                                   -            65,659
  Current portion of deferred subscription revenues        565,257           548,295
  Current maturities of loan payable - automobile            9,025            14,585
                                                        ----------         ---------
Total current liabilities                                1,625,891         1,503,237

Deferred subscription revenues, less current portion       449,227           499,689
Loan payable - automobile, less current maturities               -             9,025
                                                         ---------         ---------
                                                         2,075,118         2,011,951
                                                         ---------         ---------
Minority interest in American Gaming Summit, LLC            29,818            63,849
                                                         ---------         ---------
Commitment                                                       -                 -

Shareholders' equity (deficiency)
  Common stock                                              11,100            11,100
  Additional paid-in capital                                66,177            66,177
  Retained earnings (deficit)                             (292,722)           60,639
                                                         ---------          --------
                                                          (215,445)          137,916
                                                        ----------        ----------
                                                        $1,889,491        $2,213,716
                                                        ==========        ==========

The accompanying notes are an intregal part of these combined financial statements.




                     CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
                            COMBINED STATEMENT OF INCOME
                         YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                             1997               1996
Revenues
 Advertising                                            $4,237,232        $3,885,898
 Subscriptions                                           1,629,207         1,845,233
 Trade shows                                               914,078           864,531
 Other                                                     484,494           393,494
                                                        ----------        ----------
                                                        _7,265,011        _6,989,156_
                                                        ----------        ----------
Direct costs
 Printing                                                1,514,989         1,573,927
 Production                                                838,425           883,993
 Postage                                                   438,238           396,075
 Distribution                                              281,210           269,018
 Commissions                                               638,342           491,917
 Other                                                     185,536           259,469
                                                         ---------         ---------
_                                                        3,896,740_        3,874,399_
                                                         ---------         ---------
Gross profit                                             3,368,271         3,114,757

General and administrative
   expenses                                              2,968,960         3,018,466
                                                         ---------         ---------
                                                           399,311            96,291

Other income                                                33,972            31,293
                                                         ---------         ---------
      Income before income taxes and minority interest     433,283           127,584

Income taxes                                                 2,124             6,715
                                                         ---------         ---------
    income before minority interest                        431,159           120,869

Minority interest in earnings of
   American Gaming Summit, LLC                              60,870            80,139
                                                         ---------         ---------
   Net income                                             $370,289           $40,730
                                                         =========         =========
Pro forma income data (unaudited)
    Income before income taxes and minority
    interest, as reported                                 $433,283
     Minority interest in earnings of American Gaming
     Summit, LLC, as reported                               60,870
                                                         ---------
Income before taxes, as adjusted                           372,413

Pro forma income taxes                                     140,000
                                                          --------
Pro forma net incom                                       $232,413
                                                          ========
Basic and diluted income per shar                             $.08
                                                          ========
Shares used in the calculation of income per share       3,000,000
                                                         =========

The accompanying notes are an intregal part of these combined financial statements.

            CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
         COMBINED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
(DEFICIENCY)
               YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                          Additional     Retained
                                                          Common            Paid-in      Earnings
                                                           Stock            Capital     (Deficit)

Balance, January 1, 1996                                  $11,100            $66,177      $135,497

Net income                                                      -                  -        40,730

Dividends paid                                                  -                  -      (115,588)
                                                          -------            -------      --------
Balance, December 31, 1996                                 11,100             66,177        60,639

Net income                                                      -                   -      370,289

Dividends                                                       -                   -     (723,650)
                                                          -------             -------    ---------
Balance, December 31, 1997                                $11,100             $66,177    $(292,722)
                                                          =======             =======    =========

The accompanying notes are an intregal part of these combined financial statements.

          CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
                   COMBINED STATEMENT OF CASH FLOWS
                YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                             1997                1996

Cash flows from operating activities
 Net income                                                 $370,289             $40,730
 Adjustments to reconcile net income
  to net cash provided by operating activities
    Depreciation and amortization                             59,864              50,737
    Minority interest in earnings of American
     Gaming Summit, LLC                                       60,870              80,139
    Changes in assets and liabilities
     Accounts receivable                                      88,451            (152,731)
     Inventories                                             (11,397)             (2,599)
     Prepaid expenses and taxes                                9,392               3,896
     Other assets                                            (20,667)             (1,526)
     Accounts payable and accrued expenses                   176,911             437,096
     Deferred subscription revenu                            (33,500)             43,189
                                                            --------            --------
        Net cash provided by operating activities            700,213             498,931
                                                            --------            --------
Cash flows from investing activities
 Additions to property and equipment                        (126,892)            (72,238)
 Investment in marketable securities                          (2,390)             (3,638)
 Loans receivable, employees                                  19,253             (13,744)
 Loans receivable, shareholders and related parties          230,519            (149,092)
                                                            --------            --------
        Net cash provided by (used in) investing activities  120,490            (238,712)
                                                            --------            --------
Cash flows from financing activities
  Principal payments on note payable                         (65,659)           (115,269)
  Principal payments on loan payable, automobile             (14,585)            (14,972)
  Dividends paid                                            (723,650)           (115,588)
  Dividends paid to minority interest                        (95,000)           (125,000)
                                                             -------             -------
        Net cash used in financing activities               (898,894)           (370,829)
                                                             -------             -------
Net decrease in cash                                         (78,191)           (110,610)

Cash, beginning of year                                      412,546             523,156

Cash, end of year                                           $334,355            $412,546
                                                            ========            ========
Supplemental cash flow disclosures
  Interest paid                                              $25,204             $30,584
  Income taxes paid                                            4,566               6,858

The accompanying notes are an intregal part of these combined financial statements.

           CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
              NOTES TO COMBINED FINANCIAL STATEMENTS


1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The Company, with offices in Atlantic City, New Jersey, and Las Vegas, Nevada, publishes consumer gaming magazines and gaming industry trade publications. The Company also sponsors and operates gaming industry trade shows.

Basis of Combination

The accompanying financial statements include the accounts of Casino Journal Publishing Group, Inc. (formerly known as Ace Marketing, Inc.) and its affiliates, Casino Journal of New Jersey, Inc., Casino Journal of Nevada, Inc., Casino Communications, Inc., Gaming Entertainment Expositions, Inc., and its 60%-owned subsidiary, American Gaming Summit, LLC (collectively, the "Company"). These entities have been combined based on common control and the shareholders' plan to sell the stock of these entities in a single transaction. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

Investment in Marketable Securities

Marketable securities, consisting of common stock, are classified as available-for-sale in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". SFAS No. 115 requires that such investments be stated at fair value, with unrealized gains or losses shown as a separate component of shareholders' equity. Unrealized gains and losses at December 31, 1997 and 1996 are not material and, accordingly, have not been reflected in the accompanying financial statements.

Inventories

Inventories, which consist principally of books, are stated at the lower of cost (first-in, first-out) or market.

Property and Equipment

Property and equipment are carried at cost. Depreciation is computed on the straight-line and accelerated methods over the estimated useful lives of the assets. Leasehold improvements are amortized over the term of the lease.

Revenue Recognition

Subscription revenues are deferred and recognized in income as issues of magazines and newsletters are delivered to the subscribers. Advertising revenue is recognized on publication of the respective magazine.

Income Taxes

Each entity has elected S Corporation status for Federal and New Jersey income tax purposes, where applicable. Under these elections, taxable income or loss is reportable on the shareholders' individual income tax returns, and the entities are not required to make provisions for Federal income tax. Provisions are made for New Jersey S Corporation tax. The pro forma income taxes for the year ended December 31, 1997 include the adjustments necessary to reflect taxes on a C Corporation basis that would have been incurred by the Company.

Concurrent with the merger with Gaming Venture Corp., U.S.A., a Nevada corporation ("Gaming") (see Note 9), the Company became a wholly-owned subsidiary of Gaming, the S Corporation elections terminated and the Company will be subject to all Federal and state corporate income taxes.

Income Per Share

Income per share for 1997 has been computed on a pro forma basis by dividing net income by 3,000,000 shares, which represents the number of shares of Gaming issued to the shareholders of the Company.

Reclassifications

Certain reclassifications have been made to the prior year financial statements to conform to the current year presentation.

Property and equipment consist of the following:


                                            1997             1996


Equipment                                 $90,204          $82,993
Furniture and fixtures                    260,438          174,419
Vehicles                                   75,123           75,123
Leasehold improvements                     33,662                -
                                          -------          -------
                                          459,427          332,535

Less - Accumulated depreciation and
  amortization                            241,936          182,072
                                          -------          -------
                                         $217,491         $150,463
                                         ========         ========

3 - NOTE PAYABLE

The note, which was payable to a vendor on open account and was converted in 1995 to a note secured by accounts receivable and inventories, was satisfied in 1997. Monthly payments of $10,000 including interest at 10% were required. Interest expense on the note was $5,117 and $15,947 for the years ended December 31, 1997 and 1996, respectively.


4 - LOAN PAYABLE, AUTOMOBILE

The loan, which matures in 1998, requires monthly payments of $1,322, including interest at 7.5%. Interest expense on the loan was $1,276 and $1,261 for the years ended December 31, 1997 and 1996, respectively.



5 - COMMON STOCK

Common stock, all of which is no par value, consists of the following:


                                                     Shares
                                        -------------------------------------
                                                       Issued and
    Company                             Authorized     Outstanding     Amount
    -------                             ----------     -----------     ------

Casino Journal Publishing Group, Inc.        2,500           100        $100
Casino Journal of New Jersey, Inc.           5,000           100           -
Casino Journal of Nevada, Inc.               5,000           100           -
Casino Communications, Inc.                  2,500         1,000       1,000
Gaming Entertainment Expositions, Inc.      25,000           300      10,000
                                            ------         -----      ------
                                            40,000         1,600     $11,100
                                            ======         =====     =======



6 - RELATED PARTY TRANSACTIONS

The Company rents two office facilities from a shareholder, one of them on a month-to-month basis. The other space is occupied pursuant to a ten-year lease which began on June 1, 1997 and requires annual rent payments of $120,000. Total related party rent expense was $87,968 and $22,105 for the years ended December 31, 1997 and 1996, respectively. In 1997, leasehold improvement costs of $33,662 were incurred for one of these spaces.

Loans receivable, shareholders and related parties include loans to the principal shareholder of $232,549 and $522,764 at December 31, 1997 and 1996, respectively. Also included is a loan to a family member of a shareholder, with a balance of $35,210 and $25,343 at December 31, 1997 and 1996, respectively, and a loan to a shareholder of one of the affiliates. The balance of this loan was $112,563 and $62,734 at December 31, 1997 and 1996, respectively.

Interest income, included in other income, was $33,831 and $27,676 for the years ended December 31, 1997 and 1996, respectively.

7 - ADDITIONAL CASH FLOWS STATEMENT INFORMATION

During 1996, fully depreciated assets with a cost of approximately $32,700 were written off.

8 - LEASE COMMITMENT

In addition to the space leased from a related party (see Note 6), the Company leases premises under a noncancelable operating lease expiring September 30, 1999. The lease requires additional rent payments based on increases in real estate taxes and operating expenses over base period amounts.

Approximate future minimum rent payments are as follows:

       Year Ending
       December 31,
       -----------
           1998                $58,000
           1999                 49,000
                               -------
                              $107,000
                              ========


Rent expense, including related party rent (see Note 6), was $170,897 and $105,042 for the years ended December 31, 1997 and 1996, respectively.


9 - SUBSEQUENT EVENT

On April 3, 1998, the Company and its combined affiliates merged with Gaming, and became wholly-owned subsidiaries of Gaming, the legal acquiror. As the Company's and its combined affiliates' shareholders acquired approximately 65% of Gaming's outstanding voting shares, the merger was accounted for as a reverse acquisition of Gaming by the Company, the accounting acquiror in the transaction.

The total cost of the acquisition was $3,331,235, consisting of the purchase price of $3,217,468, measured by the 1,608,734 common shares retained by Gaming's shareholders at their fair value at the closing date of $2.00 per share, plus transaction costs of $113,767.

Simultaneous with the acquisition, Gaming changed its name to Casino Journal Publishing Group, Inc.

(b)     Pro forma financial information.


        PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        (Unaudited)

The following unaudited pro forma consolidated statements of operations are based on and should be read in conjunction with the annual (audited) and interim (unaudited) historical statements of operations of the Company included elsewhere in this Form 8-K as well as those of Gaming Venture Corp., U.S.A. ("Gaming") previously reported in its Form 10-KSB for the year ended October 31, 1997 and in its Form 10-QSB for the quarter ended January 31, 1998, respectively.

The pro forma statements of operations for (i) the year ended December 31, 1997 and (ii) for the three months ended March 31, 1998, respectively, consolidate the Company's operations for the year ended December 31, 1997 and the three months ended March 31, 1998 with that of Gaming's for its year ended October 31, 1997 and its three months ended January 31, 1998. Each pro forma statement of operations gives effect to the acquisition of Gaming by the Company as if it occurred on the first day of the respective period. Certain other adjustments related directly to the merger which are of a recurring nature are also reflected in each statement. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable in the circumstances.

Although the pro forma statements are unaudited, the pro forma statement for the year ended December 31, 1997 is based on audited financial statements reported elsewhere in this Form 8-K and on Gaming's October 31, 1997 Form 10-KSB. However, the pro forma income tax expense for the Company shown therein reflects an unaudited calculation as if the Company had been subject to regular Federal income taxes for its year ended December 31, 1997.

The pro forma statements of operations should be read in conjunction with the notes thereto. Such statements do not purport to be indicative of the results of operations which may be expected to occur in the future.

            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           (UNAUDITED)

               YEAR ENDED DECEMBER 31, 1997

                                  Casino Journal       Gaming
                                   Publishing          Venture            Pro Forma        Pro Forma
                                   Group, Inc.       Corp., U.S.A.       Adjustments        Combined

Revenues	                          $7,265,011         $657,910           $      -       $7,922,921
Direct costs                        3,896,740                -                  -        3,896,740
                                   ----------         --------            -------         ----------
Gross profit                        3,368,271          657,910                 -          4,026,181
                                   ----------         --------            -------         ----------
General and administrative          2,968,960          335,323            793,000 (1)
4,186,283
expenses                                                                   89,000 (2)
(Gain) loss on sale of marketable
    securities                          1,649           (4,685)                 -             (3,036)
Interest income                       (35,621)         (44,937)                 -            (80,558)
                                    ---------          -------             ------          ----------
                                    2,934,988          285,701            882,000          4,102,689
Income (loss) before income taxes
     and minority interest            433,283          372,209           (882,000)           (76,508)
                                    ---------          -------
Pro forma income taxes                140,000                -
                                    ---------          -------
Income taxes                              -             33,587
                                      140,000           33,587           (171,587)(3)          2,000
                                     --------          -------           --------           --------
Income (loss) before minority
    interest                          293,283          338,622           (710,413)           (78,508)
Minority interest in earnings of
   American Gaming summit, LLC         60,870                -                  -             60,870
                                     --------         --------          ----------        -----------
Net income (loss)                    $232,413         $338,622         $(710,413)        $ (139,378)
                                     ========         ========          =========
==========
Basic and diluted income (loss)
    per share                            $.08             $.21                                 $(.03)
                                     ========         ========                            ==========
Weighted average number of common
   shares outstanding               3,000,000        1,604,903                             4,604,903
                                    =========        =========                            ==========


                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                       THREE MONTHS ENDED MARCH 31, 1998

                                 Casino Journal     Gaming
                                  Publishing        Venture          Pro Forma      Pro Forma
                                  Group, Inc.    Corp., U.S.A.       Adjustments      Combined
                                --------------- --------------      ------------    ----------

Revenues                         $2,080,334          $192,458          $      -      $2,272,792
Cost of sales                     1,153,209                -                  -       1,153,209
                                 ----------          -------          ---------      ----------

Gross profit                        927,125          192,458                  -	     1,119,583
                                  ---------          -------          ---------      ----------

General and administrative        1,087,470          121,041            217,000 (1)   1,447,761
   expenses                                                              22,250 (2)
Other expenses                       23,413                -                  -          23,413
Interest income                           -	        (14,318)                 -	       (14,318)
                                 ----------          -------          ---------      ----------
                                  1,110,883          106,723            239,250       1,456,856
                                 ----------          -------          ---------      ----------

Income (loss) before income taxes and
 minority interest in earnings of
   American Gaming Summit, LLC     (183,758)          85,735           (239,250)
(337,273)

Income taxes                              -           16,650           (16,650) (3)          -
                                  ---------          -------           -------        --------
Income (loss) before minority
  interest                         (183,758)         69,085           (222,600)       (337,273)

Minority interest in earnings of
    American Gaming summit, LLC        (738)              -                  -	         (738)
                                  ---------          ------           --------        --------

Net income (loss)                 $(184,496)        $69,085          $(222,600)      $(338,011)
                                  =========         =======           ========       =========

Basic and diluted income (loss)
 per share                                             $.04                              $(.07)
                                                     ======                            =======
Weighted average number of common
 shares outstanding                               1,612,903                          4,612,903
                                                  =========                          =========

     CASINO JOURNAL PUBLISHING GROUP, INC. AND GAMING VENTURE
CORP., U.S.A.
           NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          (UNAUDITED)




basis of presentation

	The unaudited pro forma consolidated statements of operations give effect to the merger as if the merger were completed as of November 1, 1996 as to operating results.


PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made:

(1)	To reflect the employment contracts of Glenn Fine, Adam Fine, Alan
Woinski, Lisa Robertson and Roger Gros. Such employment contracts provide for annual compensation ranging from $150,000 to $525,000.

(2)	Amortization of goodwill over 15 years.

(3)	Pro forma income tax adjustment.


INCOME (LOSS) PER SHARE

income (loss) per share has been computed assuming 4,604,903 and 4,612,903 as the weighted average number of common shares outstanding for the year ended December 31, 1997 and the three months ended March 31, 1998, respectively.
It is assumed that Gaming's weighted average number of common shares outstanding for the year ended October 31, 1997 of 1,604,903 plus the 3,000,000 Gaming shares issued in the merger is the weighted average number of shares outstanding for the year ended December 31, 1997, and that the weighted average number of common shares outstanding for the three months ended January 31, 1998 of 1,612,903 plus the 3,000,000 Gaming shares issued in the merger is the weighted average number of shares outstanding for the three months ended March 31, 1998.



See notes to pro forma consolidated statements of operations.

________________________________________________________________________
_____
__________________________________________________________

(c)     Exhibits.   Exchange of Stock/Purchase Agreement

Item 8. Change in Fiscal Year.     None.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



              Gaming Venture Corp., U.S.A.
              (Registrant)

              By: Alan Woinski, President
              ----------------------------

Date:              August 7, 1998